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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion of our report dated April 10, 1997, with respect to the financial statements of Equality Mortgage Corporation, included in the Prospectus forming a part of Equality Bancorp, Inc.'s Registration Statement on Form S-1.



                                           /s/ Rubin, Brown, Gornstein & Co. LLP
                                               RUBIN, BROWN, GORNSTEIN & CO. LLP


October 17, 1997
St. Louis, Missouri